Investor Presentation April 27, 2022 Exhibit 99.1

Disclaimers and Forward-Looking Statements This investor presentation (this "presentation" and any oral statements made in connection with this presentation are for information purposes only and do not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other securities of Aveanna Healthcare Holdings Inc. (including its consolidated subsidiaries, "Aveanna," the "Company," "we," "us" or "our"). The information contained herein does not purport to be all inclusive. The data contained herein as derived from various internal and external sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of such information. Any data on past performance contained herein is not an indication as to future performance. Except as required by applicable law, Aveanna assumes no obligation to update the information in this presentation. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. The communication of this presentation is restricted by law and it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No representation or warranty (whether express or implied) has been made by Aveanna with respect to the matters set forth in this presentation. Cautionary Note Regarding Forward-Looking Statements Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) in this presentation regarding our prospects, plans, financial position, business strategy and expected financial and operational results may constitute forward-looking statements. Forward-looking statements generally can be identified by the use of terminology such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “should,” “predict,” “project,” “potential,” “continue” or the negatives of these terms or variations of them or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. Forward-looking statements involve a number of risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements, such as our ability to successfully execute our growth strategy, including through organic growth and the completion of acquisitions, effective integration of the companies we acquire, unexpected costs of acquisitions and dispositions, the possibility that expected cost synergies may not materialize as expected, the failure of Aveanna or the companies we acquire to perform as expected, estimation inaccuracies in revenue recognition, our ability to drive margin leverage through lower costs, unexpected increases in SG&A and other expenses, changes in reimbursement, changes in government regulations, changes in Aveanna Healthcare’s relationships with referral sources, increased competition for Aveanna’s services or wage inflation, changes in the interpretation of government regulations or discretionary determinations made by government officials, uncertainties regarding the outcome of rate discussions with managed care organizations and our ability to effectively collect our cash from these organizations, our ability to effectively bill and collect under new Electronic Visit Verification regulations, changes in tax rates, the impact of adverse weather, the impact to our business operations, reimbursements and patient population were the COVID-19 environment to worsen, and other risks set forth under the heading “Risk Factors” in Aveanna‘s Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission and which was declared effective on April 28, 2021, which is available at www.sec.gov. In addition, these forward-looking statements necessarily depend upon assumptions, estimates and dates that may prove to be incorrect or imprecise. Accordingly, forward-looking statements included in this presentation do not purport to be predictions of future events or circumstances, and actual results may differ materially from those expressed by forward-looking statements. All forward-looking statements speak only as of the date made, and Aveanna undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable, but we have not independently verified the accuracy of this information. Any industry forecasts are based on data (including third-party data), models and experience of various professionals and are based on various assumptions, all of which are subject to change without notice. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described in “Cautionary Note Regarding Forward-Looking Statements.” These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. Non-GAAP Financial Measures This presentation includes various performance indicators and non-GAAP financial measures that we use to help us evaluate our business, identify trends affecting our business, formulate business plans, and make strategic decisions. EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Field contribution, Field contribution margin, Adjusted corporate expense and pro forma presentations of the foregoing are financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Reconciliations of such non-GAAP measures to their nearest comparable GAAP measures can be found in the Appendix to this presentation or contained in Aveanna's filings with the SEC, which can be viewed on the SEC's website, www.sec.gov, and on Aveanna's website, www.aveanna.com. Any non-GAAP financial measures used in this presentation are in addition to, and not meant to be considered superior to, or a substitute for, the Company’s financial statements prepared in accordance with GAAP. Additional information with respect to Aveanna is contained in its filings with the SEC and is available at the SEC's website, www.sec.gov, and on Aveanna's website, www.aveanna.com

Today's Presenters



Rod Windley
Executive Chairman



Tony Strange
Chief Executive Officer



David Afshar
Chief Financial Officer



Jeff Shaner
Chief Operating Officer

YEARS IN HOME HEALTH / HEALTHCARE

Rod Windley	Tony Strange	David Afshar	Jeff Shaner
30+	30+	15+	20+

Rod Windley

- Founded Healthfield in 1986, acquired by Gentiva Health Services in 2006 for $454 million
- Former Vice Chairman and later Executive Chairman of Gentiva Health Services, acquired by Kindred Healthcare in 2015 for $1.8 billion
- Executive Chairman of PSA Healthcare since 2015
- Executive Chairman of Aveanna Healthcare since 2017

Tony Strange

- Former President of Healthfield, acquired by Gentiva in 2006 for $454 million
- Former CEO and Board Member of Gentiva Health Services, acquired by Kindred Healthcare in 2015 for $1.8 billion
- Chief Executive Officer of PSA Healthcare since 2015
- Chief Executive Officer of Aveanna Healthcare since 2017

David Afshar

- Inspections Leader with the Public Company Accounting Oversight Board
- Former CFO of ApolloMD
- Chief Financial Officer of Aveanna Healthcare since 2018

Jeff Shaner

- Former VP of Operations of Healthfield, acquired by Gentiva Health Services in 2006
- Former President of Gentiva Health Services' Hospice Division
- Former SVP, President of Operations of Gentiva Health Services
- Chief Operating Officer of PSA Healthcare since 2015
- Chief Operating Officer of Aveanna Healthcare since 2017

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The History of Aveanna 2015 Leadership Team Joins PSA Healthcare 2017 Merger of PSA and Epic Creates Aveanna, Which We Believe is the Largest Pediatric Home Care Company 2018 Acquires Premier Healthcare Services 2015 JH Whitney Invests in PSA Healthcare 2016 JH Whitney & Leadership Partner with Bain to Acquire Epic Health Services 2019 Engagement with Maxim MAXIM 2020 Acquires Five Points Healthcare and Recover Health, First Home Health & Hospice Company 2021 Acquires Doctor’s Choice December 2021 Acquires Accredited Home Care Services December 2021 Acquires Comfort Care 2021 Aveanna Initial Public Offering

Aveanna at a Glance By The Numbers Revenue Growth National Footprint Service Lines Skilled Private Duty Nursing Unskilled Personal Care Therapy Medical Solutions Adult Home Health & Hospice Private Duty Services 2022F Key Operating Statistics $1,890 - $1,920m(1) Revenue $190 - 205m(1) Adjusted EBITDA 10% - 11.0%(1) Adjusted EBITDA Margin 22% Adjusted EBITDA ’18-’21 CAGR 306 Locations 33 States 33,000 Caregivers 38m Homecare Hours(2) 1,500+ Distinct Payers MS HHH ($ in millions) 10% ‘18-’21 CAGR ___________________________ 1. 2022 guidance as published in our press release dated March 28, 2022. 2. Fiscal year 2021 PDS Hours.

Melia and Mom Heather Valerie Brylee and Mom Marisa “I loved meeting the nurses and therapists who came to my home. They were caring, encouraging and so helpful with my recovery. Now I am independent again and feeling great after my hip replacement surgery.” “Melia’s progress has been amazing since coming home with Aveanna’s enteral nutrition and nursing services. You can see in her eyes what it means to her to be with family. Playing and laughing with her sisters is what Melia wakes up for every day.” “Having our Aveanna care team means less hospital visits, more consistent care and a partnership between me and her Aveanna nurses. Together, we keep Brylee home and in her best health.” Who We Serve

Private Duty Services Segment By The Numbers Key Items Financial Highlights Key Operating Statistics 80% of Consolidated Revenue Run Rate1 29% – 30% Gross Margin2 4% - 5% Organic Growth Rate3 193 Locations 22 States 41,000 Patients on Service <10 Avg. Patient Age Avg. Case Length 3-5 Years Growth Drivers - Advanced clinical recruiting, experienced sales force, density in key geographies, leading clinical care and a strong technology platform Public Metrics – Hours, revenue rate, cost of revenue rate and spread Reimbursement Profile – Heavily weighted Medicaid and Medicaid MCO, hourly reimbursement based on physician plan of care and authorizations ___________________________ 1. Based upon Q4 2021 actual results. 2. Management’s expectation of gross margin percentages over time. 3. Management’s expectation of total organic revenue growth rate over time. One nurse – One Patient Fee for Service – Billed by the hour Full Time & Per Diem Caregivers paid by the hour Longer Length of Stay Demand exceeds Supply

Medical Solutions Segment

By The Numbers

Financial Highlights	Key Operating Statistics	
8% of Consolidated Revenue Run Rate[1]	**18** Locations	
43% – 45% Gross Margin[2]	**18** States	**27,000** Patients on Service
9% - 11% Organic Growth Rate[3]	**Mixed** Avg. Patient Age	**2-3 Years** Avg. Case Length

Key Items

- ***Growth Drivers*** - *Clinically-specialized sales force, scaled infrastructure, new market expansion strategy, cross-sell between PDS and HHH*
- ***Public Metrics*** - *Unique patients served, reimbursement rate and cost of revenue per unique patient served*
- ***Reimbursement Profile*** – *Commercial and Medicaid reimbursement based on caloric intake proscribed by physicians*



- *Nutritional Support – Enteral Product, Equipment and Supplies*
- *Provided to Pediatrics, Adults, and Seniors*
- *Monthly Distribution Services*
- *Longer Length of Stay*



Medical Solutions available
Headquarters

1. Based upon Q4 2021 actual results. 2. Management's expectation of gross margin percentages over time. 3. Management's expectation of total organic revenue growth rate over time.

7

Home Health & Hospice Segment

aveanna healthcare

By The Numbers

Financial Highlights	Key Operating Statistics	
12% of Consolidated Revenue Run Rate[1]	**95** Locations	
47% – 49% Gross Margin[2]	**15** States	**17,100** Patients on Service
7% - 9% Organic Growth Rate[3]	**78** Avg. Patient Age	**100 Days** Avg. Case Length

Key Items

- ***Growth Drivers*** *- superior clinical outcomes and star ratings, experienced sales force, specialty programs targeting high-cost patient populations, meaningful investments in scalable infrastructure*
- ***Public Metrics*** *– Total admissions, episodic admissions, total episodes and revenue per episode*
- ***Reimbursement Profile*** *– Medicare and commercial payers based on fee for service and episodic payment structure*



Home Health

- *Geriatric Patient Population*
- *Short-term Intermittent Services*
- *Episodic Reimbursement*
- *Shorter Length of Stay*

Hospice

- *Primarily Geriatric Patient Population*
- *Shorter Length of Stay*
- *End-of-Life Care*



1. Based upon Q4 2021 actual results. 2. Management's expectation of gross margin percentages over time. 3. Management's expectation of total organic revenue growth rate over time.

8

2021 Y/Y Summary Results and Business Update Pleased to report 2021 revenue of $1.679 billion and adjusted EBITDA of $184.2 million, despite the ongoing pandemic and onset of Omicron variant in Q4. 52 weeks in 2021 vs 53 weeks in 2020 affects comparability between fiscal years Other 2021 drivers include: full year of operations from 2020 M&A; incremental operations from 2021 M&A; PDS volume pressures due to caregiver supply constraints. Continued messaging of value of PDS services to payors and solutions to caregiver supply constraints Focus on caregiver engagement, recruitment and retention Revenue and Gross Margin % by Segment  $ in millions (53 weeks) FY 2020 (52 weeks) FY 2021 Y/Y% Change Revenue $1,495.1 $1,678.6 12.3% Gross Margin $454.5 $542.4 19.3% Field Contribution $213.6 $245.0 14.7% Adjusted EBITDA $152.4 $184.2 20.9% Consolidated Results 30.4% 32.3% 28.6% 29.1% 42.7% 47.2% 45.1% 44.6% Gross Margin %

Q4 2021 Balance Sheet Update Cash Collections 2021 Cash Flow Liquidity Indebtedness and Hedging Total liquidity of $243m, comprised of the following: $31m cash on balance sheet $182m revolver availability $30m securitization availability $200m additional borrowing capacity for M&A with the delayed draw term loan facility (“DDTL”) Currently servicing DDTL commitment fee (3.75%) LTM Q4 2021 cash collections ~ 99.5% of revenue (non-associative basis) Consolidated Q4 DSO of 45 days Operating: cash used by operations of $11m; includes $38m of cash repaid for Cares Act items (deferred payroll taxes and Medicare advances) Investing: $667m net cash paid for acquisitions Financing: $477m net cash raised from IPO; with $407m used to pay down legacy debt Total variable rate debt of $1,393m, consisting of: First Lien: $858m (L + 3.75%) Second Lien: $415m (L + 7.00%) Securitization: $120m (BSBY + 2.00%) Interest rate hedges in place: $520m notional interest rate swap (expires June 2026) $880m notional, 3% interest rate cap (executed Q1 2022 and expires February 2027)

Large, Fragmented Home Care Markets Support Sustainable Growth $18bn Legacy Pediatric Focus Personal Care $15.0bn Annual U.S. Healthcare Spend $4.0tn Therapy $6.0bn Enteral Nutrition $2.5bn Therapy $6.0bn Private Duty Nursing $9.5bn Hospice $19.0bn $89bn Addressable Adult Opportunity TAM in 2020 annual growth from 2020-2025 $107bn ~4–5% Untapped PDN demand with only a fraction of children and adults getting needed care Therapy trends with early intervention services and government initiatives Expanding insurance coverage for Medicaid Beneficiaries Our Market Opportunity Home Health $55.0bn ___________________________ Source: Third party consulting report, management estimates.

National Providers vs. Local Competitors

Public Peers

- *Multibillion-dollar companies*
- *Comprised of mostly Home Health and Hospice*
- *Makes up ~8% of TAM*

Large Private Peers

- *$500M – Multibillion-dollar companies*
- *Mix of traditional Homecare, PDN, and Therapy*
- *Makes up ~7% of TAM*

Local / Regional Competitors

- *$25M – $150M companies*
- *Local and regional presence*
- *Long history of establishing themselves in the market*
- *Traditionally grown organically over time*
- ***Makes up ~85% of TAM***

TAM Breakout


Public Peers - 8%
Large Providers - 7%
Local / Regional Providers - 85%

Source: Third party consulting report, management estimates.

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Industry Trends Current and Future Trends Cost Savings Value-Based Care Establish risk-bearing arrangements that reward Aveanna’s scale and capabilities Well-positioned to benefit from shift to value-based care due to our scale, technology infrastructure, clinical training and compliance programs Senior Population Growth Every day in the U.S., 10,000 people turn 65 Continued increase in life expectancy Medical Technology Advancements Continued advancements are allowing medically fragile children to increase their life expectancy Daily Cost of PDN Daily Cost of Adult Home Health Positive Rate Environment National and State reimbursement rate increases continue Investments increasing in Home Care to treat highest cost, most complex cases, from newborns to elderly Shift to preferred home setting continues ___________________________ Source: Third party consulting report, management

Reimbursement Environment is Structurally Positive

Diverse group of payers includes managed care organizations ("MCOs"), state-based Medicaid programs, Medicare, MA plans, commercial insurance and other government payers across 33 states

Key Stats[1]

- **Over 1,500** distinct payers
- No single payer accounted for more than **11% of revenue** in 2021
- Diversified across **33 states**
- In PDN, reimbursement rates have increased **1.5% per year** on average from 2015 - 2021
- In past year, **24 states** had positive PDN rate increases

Stability of PDN Rates[1]

- Patients viewed as **"protected population"**
- Services are **essential, life-sustaining care**
- Represents **~1.6%** of total Medicaid expenditures
- **Demand exceeds supply**, pressuring payers to reimburse at adequate rates

Payer Mix[2]



Self Pay
0%
Medicare
11%
Commercial
11%
Medicaid MCO
54%
Medicaid
24%
• 36 distinct payers
• No single payer accounting for > 25% of Medicaid revenue
• 250 distinct payers
• No single payer accounting for > 8% of Medicaid MCO revenue

1. Management Data. 2. Payor mix for 2021

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Sophisticated Platform to Source, Execute and Integrate Acquisitions Management team has executed more than 50 acquisitions comprising >$6bn of transaction value over last 30 years. Aveanna has completed 13 transactions since 2017. Management Team has Significant M&A Track Record Aveanna Acquisitions Identification and Sourcing Evaluation Initial Diligence Detailed Diligence Complete Transaction Since 2017, Aveanna has completed 13 transactions which have all been integrated or are being integrated into the company. Aveanna has a robust pipeline of potential acquisitions targets, which we continue to actively develop and evaluate.

Integration Management Office (IMO) Truly Differentiates Dedicated IMO Team Integration Playbook Detailed M&A Diligence 16 people exclusively dedicated to integrating acquisitions A disciplined, phased integration approach built on “seek to understand” and “do no harm” The IMO team leads due diligence across all functions Combined, the IMO Team has conducted diligence on, closed, and integrated more than 38 transactions in the Home Health, Hospice, Private Duty Nursing and Medical Solutions industries. More than 57 years of healthcare-related deal structuring, due diligence, integration, operations and functional experience Ability to integrate multiple transactions at the same time Manages integration risks (Operational, Cultural, Legal, Technology, Billing, Clinical and Compliance) Verifies quality of revenue and earnings, compliance and regulatory standards, and clinical product Locates value creation opportunities Identifies key integration areas Clearly defined time and milestone-based integration goals Focused communication and change management events Tracking and monitoring costs and value captured Conduct improvement analysis for future integrations

Methodical, Systematic Approach to Acquisition Integration Proven M&A playbook perfected from extensive experience and enabled by scaled technology platform Compliance Training Legal Recruiting HRIS, Payroll, General Ledger, LMS POC Device Sales EMR / Clinical, Billing Clearing- house learning Platform / Technology Solutions Typical Time to Integration 30 Days 30 Days 60-120 Days 60-120 Days 60-120 Days 90-120 Days 90-150 Days 120-180 Days

Acquisition Strategy Update Aveanna has continued to aggressively pursue its diversified M&A strategy while maintaining a disciplined focus on ensuring that all transactions are both financially and operationally compatible with Aveanna’s existing business and operations Acquire $150m to $200m per year in revenue, resulting in $15m to $25m per year in post-synergy EBITDA Acquire both PDS and HHH businesses, with preference on HHH (target ratio 2:1) Fund growth with combination of cash, debt, and additional equity if required Acquisition Strategy Acquisition Activity Completed six transactions in 2H 2020, adding $204m revenue on an annualized basis (1) Completed three transactions in 2021, adding $291m of revenue on an annualized basis (2) Focus on identifying 2022 M&A opportunities at appropriate multiples _________________________ (1) Based on revenue generated in the twelve months ended Q4 2020. (2) Based on revenue generated in the twelve months ended Q4 2021.

Compelling Financial Profile

Track Record of Double-Digit Revenue & Adjusted EBITDA Growth	☑ Revenue CAGR of ~ 10% and Adjusted EBITDA CAGR of ~ 22% from 2018 to 2021 ☑ Significant growth opportunities based on unmet demand for Aveanna services
Highly Diversified and Stable Revenue Mix	☑ Highly diversified payer mix with no single payer (Medicare) accounting for more than ~11% of revenue[1] ☑ MS and HHH segment growth positioned to further diversify business mix
Stable Margin Profile	☑ Historically stable gross margins of ~30-32%[2] with improving reimbursement rates ☑ Platform and infrastructure in place to drive operating leverage and efficiencies
Deep Pipeline of Inorganic Growth Opportunities	☑ Proven track record of accretive M&A, executing and integrating 13 transactions since 2017 ☑ Robust pipeline of potential acquisition targets that are actively developed and evaluated
Healthy Cash Flow Generation	☑ Goal to use operating cash flow over time to supplement M&A funding ☑ Low capital expenditure requirements at ~ 1% of revenue

1. Payer mix for 2021. 2. Based on gross margin percentages from 2018 to 2021

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2018 – 2021 Revenue 2018 – 2021 EBITDA ($ in millions) Proven Ability to Drive Robust Growth 10% '18-’21 CAGR 22% '18-’21 CAGR ($ in millions) 2018 – 2021 Gross Margin 2018 – 2021 Field Contribution Margin